UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive,	80127-6312
Suite 300	(Zip Code)
Littleton, Colorado
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 2, 2005, Golden Star Resources Ltd. issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information in this Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press release of Golden Star Resources Ltd., dated February 2, 2005, reporting financial results for the fourth quarter and year ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 3, 2005

Golden Star Resources Ltd.

By:	/s/ Allan J. Marter

Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Golden Star Resources Ltd., dated February 2, 2005, reporting financial results for the fourth quarter and year ended December 31, 2004.